                                                                 EXHIBIT 24

                                POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Gilbert F. Amelio, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

          SIGNATURE                                 DATE
          ---------                                 ----



/S/ GILBERT F. AMELIO                             July 13, 1994
- --------------------------------------------
     Gilbert F. Amelio



/S/ PETER J. SPRAGUE                              July 13, 1994
- --------------------------------------------
     Peter J. Sprague



/S/ GARY P. ARNOLD                                July 13, 1994
- --------------------------------------------
     Gary P. Arnold



/S/ ROBERT BESHAR                                 July 13, 1994
- --------------------------------------------
     Robert Beshar



/S/ MODESTO A. MAIDIQUE                           July 13, 1994
- --------------------------------------------
     Modesto A. Maidique



/S/ J. TRACY O'ROURKE                             July 13, 1994
- --------------------------------------------
     J. Tracy O'Rourke



/S/ CHARLES E. SPORCK                             July 13, 1994
- --------------------------------------------
     Charles E. Sporck

                                                                 EXHIBIT 24
                                                                 (Page 2)


/S/ DONALD E. WEEDEN                              July 13, 1994
- --------------------------------------------
     Donald E. Weeden



/S/ DONALD MACLEOD                                July 13, 1994
- --------------------------------------------
     Donald Macleod



/S/ ROBERT B. MAHONEY                             July 13, 1994
- --------------------------------------------
     Robert B. Mahoney



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